UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 19, 2013

GREEN INNOVATIONS LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-54221	26-2944840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2000, Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (305) 423-7185

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On February 19, 2013, our Company’s board of directors approved a stock dividend, on a basis of 1.24:1 (the “Stock Dividend”), pursuant to which, our Company’s shareholders as at February 19, 2013 will receive 0.24 shares of our Company’s common stock for each one (1) share of common stock currently held. The pay-out date as approved by our board of directors and Financial Industry Regulatory Authority is March 21, 2013.

Upon completion of the Stock Dividend, our Company’s issued and outstanding shares will increase from 25,153,754 to 31,153,754 shares of common stock, par value of $0.0001.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN INNOVATIONS LTD.

Date: March 21, 2013	By:	/s/ Bruce Harmon
Bruce Harmon
Chief Executive Officer and Director

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